UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2016

Commission File Number 333-193565

Greenpro Capital Corp.

(Exact name of registrant issuer as specified in its charter)

Nevada	98-1146821
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 2201, 22/F., Malaysia Building,
50 Gloucester Road, Wanchai, Hong Kong
(Address of principal executive offices, including zip code)

Registrant’s phone number, including area code (852) 3111 -7718

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Greenpro Capital Corp. (the “Company”) was held on June 7, 2016 (the “Annual Meeting”). The Company’s stockholders voted on the following five proposals (described in detail in the Company’s definitive proxy statement) at the Annual Meeting and cast their votes as follows:

Proposal No. 1	The Company’s stockholders elected the following nominees as directors for terms expiring at the Company’s 2017 Annual Meeting of the Stockholders: Lee Chong Kuang, Loke Che Chan, Gilbert, Thanawat Lertwattanarak, Srirat Chuchottaworn, Hee Chee Keong, Shum Albert, Chin Kiew Kwong. These nominees represented the Board’s entire slate of nominees. The complete final tabulation of voting results for the election of directors is set forth below:

Name	For	Against	Abstain	Broker Non-Vote
Lee Chong Kuang	39,305,900	0	0	0
Loke Che Chan, Gilbert	39,305,900	0	0	0
Thanawat Lertwattanarak	39,305,900	0	0	0
Srirat Chuchottaworn	39,305,900	0	0	0
Hee Chee Keong	39,305,900	0	0	0
Shum Albert	39,305,900	0	0	0
Chin Kiew Kwong	39,305,900	0	0	0

Proposal No. 2	The Company’s stockholders ratified the appointment of Anton & Chia, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016 by the votes indicated below:

For	Against	Abstain	Broker Non-Vote(1)
39,307,062	0	0	0

(1)	Pursuant to the rules of the NYSE, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

Proposal No. 3	The Company’s stockholders approved on a non-binding advisory basis the compensation arrangement of the Company’s named executive officers by the votes indicated below:

For	Against	Abstain	Broker Non-Vote
39,305,900	0	0	0

As of the close of business on April 18, 2016, the record date, the Company had 51,963,755 shares of Common Stock, at $0.0001 par value. Stockholders holding 39,307,062 shares, or approximately 75.64% of the eligible voting shares, all voted online at the Annual Meeting.

Proposal No. 4	The Company’s stockholders approved on a non-binding advisory basis the frequency on which stockholders should vote to approve the compensation arrangements of the Company’s named executive officers by the votes indicated below:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Vote
15,000	0	39,290,900	0	0

Proposal No. 5	The Company’s stockholders ratified ratify the Company’s prior amendment of its Articles of Incorporation filed with the Nevada Secretary of State on May 6, 2015, changing the Company’s name from Greenpro Inc. to Greenpro Capital Corp. by the votes indicated below:

For	Against	Abstain	Broker Non-Vote
39,307,062	0	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENPRO CAPITAL CORP.
(Name of Registrant)

Date: June 9, 2016
	By:	/s/ Lee Chong Kuang
	Title:	Chief Executive Officer, President, Director
(Principal Executive Officer)

Date: June 9, 2016
	By:	/s/ Loke Che Chan, Gilbert
	Title:	Chief Financial Officer, Secretary, Treasurer, Director
(Principal Financial Officer and Principal Accounting Officer)